UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 16, 2015

Cyan, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35904	20-5862569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1383 N. McDowell Blvd., Suite 300
Petaluma, CA 94954
(Address of principal executive offices, including zip code)
(707) 735-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 16, 2015, Cyan, Inc., a Delaware corporation (the “Company” or “Cyan”), issued a press release announcing the termination of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) waiting period regarding the proposed acquisition of Cyan by Ciena Corporation.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated Jun 16, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyan, Inc.

By:	/s/ Kenneth M. Siegel
	Name:	Kenneth M. Siegel
	Title:	Vice President and General Counsel
Date: June 16, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 16, 2015.